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Exhibit 10.5

                                 AMENDMENT NO. 2
                                     TO THE
                       $2,000,000 SECURED PROMISSORY NOTE


         This AMENDMENT NO. 2 ("Amendment No. 2"), dated January 23, 2008, is entered into by and between XStream Beverage Network, Inc., a Nevada corporation and Global Beverage Solutions, Inc., a Nevada corporation (collectively the "Parties"), for the purpose of amending the terms of that certain $2,000,000 Secured Promissory Note between the Parties, dated January 31, 2007 and amended by Amendment No. 1 on February 23, 2007 ("Amendment No. 1" and together with the $2,000,000 Secured Promissory Note, the "Note").

         WHEREAS, the Parties have heretofore agreed to amend the repayment terms of the Note.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto amend the Note and agree as follows:

         1. All capitalized terms not defined herein shall have the same meaning ascribed to them in the Note.

         2. The first sentence of the second paragraph of the Note is hereby replaced in its entirety as follows:

         "The unpaid principal amount hereof ("Principal Amount") and all accrued interest shall be payable in full on October 31, 2008 (the "Maturity Date")."

         3. The third paragraph of the Note is hereby replaced in its entirety as follows:

         "In the event Maker receives proceeds from the sale of shares of its common stock or the issuance of convertible debt at a time when this Note is still outstanding, Maker shall use 35% of the net proceeds received in connection with such sale or issuance (a "35% Payment") to pay down this Note and/or to repay the principal outstanding amount of that certain convertible note by Maker for the benefit of Payee, dated as of January 23, 2008 and made in connection with the repurchase by Maker from Payee of sixty million five hundred thousand (60,500,000) shares of Maker's common stock (the "Convertible Note"). Any 35% Payment shall first be used to pay down in full the Note, and after the Note has been paid in full, any 35% Payment thereafter (or remaining portion thereof) shall be used to pay down the Convertible Note. Maker shall not have to


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pay any portion of a 35% Payment beyond any such amount that pays down in full both the Note and the Convertible Note. Furthermore, any 35% Payment paid on or before May 1, 2008 shall be deemed to satisfy all or a portion, as the case may be, of the Payment Amount, as defined in that certain letter agreement by and among Maker, Payee and Laurus Master Fund, Ltd. dated as of January 23, 2008, to the extent of the dollar amount of such 35% Payment."

         4. Payee hereby waives any default, claim of default, or penalty resulting or arising from any failure to the date hereof of Maker to make payments of any of the minimum installments of $25,000 per month commencing on September 1, 2007 (the "Installment Payments") as required by Amendment No. 1, and in accordance with PARAGRAPH 3 of this Amendment No. 2, the Note is hereby amended to remove the Installment Payments provision.

         5. Except as specifically set forth in this Amendment, there are no other amendments to the Note and the Note shall remain unmodified and in full force and effect.

         6. This Note shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to the principles of conflicts of law. This Amendment No. 2 may be executed in one or more counterparts, any one of which may be by facsimile, and all of which taken together shall constitute one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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                                         Amendment No. 2 Secured Promissory Note
                                                                  Execution Page

         IN WITNESS WHEREOF, the undersigned executes this Note intending to be legally bound hereby.

                                                GLOBAL BEVERAGE SOLUTIONS, INC.


                                                By:    /S/ Jerry Pearring
                                                   ----------------------------
                                                Name:  Jerry Pearring
                                                Title: Chief Executive Officer
                                                       and President



                                                AGREED AND ACCEPTED:


                                                XSTREAM BEVERAGE NETWORK, INC.


                                                By:    /s/ Ronald Ratner
                                                   ----------------------------
                                                Name:  Ronald Ratner
                                                Title: Chief Executive Officer
                                                       and President



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